Divested Operations	12 Months Ended
Dec. 31, 2018
Divested Operations
Divested Operations

Note 5: Divested Operations

Effective October 1, 2018, all assets, liabilities and equity interest of the IP Management (IPM) Product Line and related assets were sold to CPA Global for a total purchase price of $100,130. Proceeds received were inclusive of amounts subject to working capital adjustments of $6,135, which are recorded in Accrued expenses and other current liabilities on the Consolidated Balance Sheet. Net proceeds received excluded Cash and cash equivalents and Restricted cash of $25,382. The results of the IPM Product Line and related assets are included in the Consolidated Statement of Operations through September 30, 2018. As a result of the sale, the Company recorded a net gain on sale of $36,072, inclusive of incurred transaction costs of $3,032 in connection with the divestiture. The gain on sale is included in Other operating income (expense), net within the Consolidated Statement of Operations. As a result of the sale, the Company wrote off Goodwill in the amount of $49,349.

The Company used $31,378 of the proceeds to pay down the Prior Term Loan Facility on October 31, 2018. See Note 12: Debt, for further details.

The divestiture of the IPM Product Line and related assets does not represent a strategic shift that is expected to have a major effect on the Company’s operations or financial results, as defined by ASC 205‑20, Discontinued Operations; as a result, the divestiture does not meet the criteria to be classified as discontinued operations.